EXHIBIT 99.2 Fourth Quarter & Full Year 2018 February 6, 2019

Safe Harbor Statements and Non-GAAP Results These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to information regarding: 2019 non-GAAP outlook, including revenue, operating profit, margin rate, earnings per share and adjusted EBITDA; future tax rates and payments; outlook for specific businesses, including margin rate targets for the U.S. business and expected contributions from breakthrough initiatives; closing of acquisitions in Brazil and Colombia; expected impact of currency translation; 2019 cash flow, net debt and leverage outlook; capex outlook for 2019 - 2020; future investment in and results of acquisitions, the pending amendment of the Company’s credit agreement and planned investment related to Strategy 2.0. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; seasonality, pricing and other competitive industry factors; investment in information technology (“IT”) and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions, regulatory issues, currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; labor issues, including negotiations with organized labor and work stoppages; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions and to successfully integrate acquired companies; costs related to dispositions and market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee, environmental and other liabilities in connection with former coal operations, including black lung claims; the impact of the Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business, reputation and brand; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2017, and in our other public filings with the Securities and Exchange Commission. Unless otherwise noted, the forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are included in the appendix and in the Fourth Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. 2

Highlights (Non-GAAP) • Strong growth in revenue, operating profit, EBITDA, EPS and free cash flow • 4Q operating profit up 15% despite negative FX of $27M • 2018 operating profit up 23% despite $70M negative FX; operating margin +130 basis points to 10.1% • Strong 4Q and full-year profit growth in U.S. and Mexico • Dunbar integration ahead of schedule • Agreed to acquire competitor in Colombia, 2 asset purchases in Brazil; combined revenue of ~$30M; expected closings in 2019 • Commitments obtained to amend and extend credit agreement; increasing capacity, lower rates*; $400 million of term loan swapped to fixed rate with 5-year hedge • As of today, 1.3M shares repurchased for $94M (avg. price $69.35) 3 * Subject to final agreement

Fourth-Quarter 2018 Non-GAAP Results Strong Organic Growth Overcomes Currency Headwinds (Non-GAAP, $ Millions, except EPS) Revenue +5% Op Profit +15% Adj. EBITDA +13% EPS +11% Constant currency +16% Constant currency +44% Constant currency +35% Constant currency +46% Organic +7% Organic +37% Acq +9% Acq +7% FX (11%) FX (29%) $1,004 $131 $175 $1.39 $908 $147 $864 13.0% $104 17.5% Margin Margin $130 $91 16.2% $768 $1.05 12.8% $112 Margin $79 11.4% Margin $0.95 $0.88 Margin 15.1% 10.5% Margin Margin 10.3% Margin 14.6% Margin 2016 2017 2018 Const. 2016 2017 2018 Const. 2016 2017 2018 Const. 2016 2017 2018 Const. Curr. Curr. Curr. Curr. Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP 2016 results in the Appendix. 4 Constant currency represents 2018 results at 2017 exchange rates.

Full-Year 2018 Non-GAAP Results Delivering Results Despite FX Pressure (Non-GAAP, $ Millions, except EPS) Revenue +8% Op Profit +23% Adj. EBITDA +20% EPS +14% Constant currency +14% Constant currency +48% Constant currency +37% Constant currency +44% Organic +7% Organic +38% Acq +7% Acq +10% FX (6%) FX (25%) $417 $584 $3,630 $3,438 $4.35 $512 $3,193 $347 16.1% $2,908 11.5% Margin Margin $425 $3.46 $281 14.9% $3.03 10.1% 12.8% Margin Margin Margin $342 13.3% 8.8% Margin $216 Margin $2.28 11.8% 7.4% Margin Margin 2016 2017 2018 Const. 2016 2017 2018 Const. 2016 2017 2018 Const. 2016 2017 2018 Const. Curr. Curr. Curr. Curr. Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP 2016 results in the Appendix. 5 Constant currency represents 2018 results at 2017 exchange rates.

North America: Continued Momentum in U.S. and Mexico ($ Millions) Revenue +36% Op Profit +64% Fourth Quarter Constant currency +38% Constant currency +67% • Strong revenue and profit growth Organic +7% Organic +49% Acq +31% Acq +18% • Margin 11.3%, up 200 bps FX (2%) FX (3%) • U.S. $439 $50 • Profits up 123%; up 81% organically • Margin ex. Dunbar 9.8% $322 11.3% $30 Margin • Mexico • Profits up 37% on an organic basis 9.3% Margin 8.1% 2017 2018 2017 Margin2018 Revenue +17% Op Profit +75% Full Year Constant currency +18% Constant currency +78% 5.4% • Margin 8.9%, up 300 bps Organic +5% MarginOrganic +65% Acq +12% 5.9%Acq +13% Margin • U.S. FX (1%) FX (2%) • Profits up 122%; up 90% organically • Margin ex. Dunbar 6.4% $1,466 $130 $1,254 • Mexico 8.9% • Profits up 66% on an organic basis Margin $74 • Margin 16.1%, up 490 bps 5.9% • Canada providing services for cannabis industry Margin 2017 2018 2017 2018 6 Notes: Amounts may not add due to rounding. Constant currency represents 2018 results at 2017 exchange rates. U.S. amounts include payment services.

U.S. Turnaround Accelerates ($ Millions) Revenue +54% Op Profit +123% Fourth Quarter • Strong revenue and profit growth Organic +4% Organic +81% • Profits up 123%; up 81% organically Acq +50% Acq +41% FX - FX - • Margin 9.7%, up 300 bps $305 $30 • Margin ex. Dunbar 9.8% $198 9.7% $13 Margin 6.7% Margin 2017 2018 2017 2018 Revenue +22% Op Profit +122% Full Year • Margin 6.8%, up 310 bps Organic +3% Organic +90% Acq +20% Acq +32% • Margin ex. Dunbar 6.4% FX - FX - • Profits up 122%; up 90% organically driven by breakthrough initiatives and Dunbar acquisition $949 $64 $776 • Dunbar synergies expected to accelerate in 2019 and 2020 6.8% Margin $29 • Future Targets 3.7% • 2019 Revenue of $1.2B with exit margin rate Margin ~10% 2017 2018 2017 2018 • 2021 margin rate near 13% 7 Notes: Amounts may not add due to rounding.

Two-Year Update: U.S. Breakthrough Initiative Goals 2019 Margin Improvement Target ~2% ~2-2.5% One-Person One-Person Vehicles Fleet Cost CompuSafe® Unit Purchased Vehicle Labor Orders Savings Savings ~ 1,200 ~ 5,300 Deployed as of 12/31/18: 1,025 ~ 3,500 $17 million ~ 3,300 through 2018 $11 million through ~ 1,400 2018 2016 2017 2018 2018 Actual Actual Target Actual 8

South America: Strong Organic Growth Offset by FX Impact ($ Millions) Revenue (17%) Op Profit (15%) Fourth Quarter Constant currency +13% Constant currency +29% • Organic revenue and operating profit growth Organic +13% Organic +29% throughout most of region Acq - Acq - FX (30%) FX (44%) • Underlying operations performing well $270 • Margin 22.7%, up 70 bps $60 $223 $51 • Rodoban acquisition completed January 4 22.7% 22.0% Margin Margin 2017 2018 2017 2018 Revenue flat Op Profit +9% Full Year Constant currency +23% Constant currency +46% • Organic revenue and operating profit growth Organic +16% Organic +37% throughout most of region Acq +8% Acq +9% FX (23%) FX (37%) • Underlying operations performing well • Margin 21.4%, up 160 bps $925 $927 $199 • Acquisition-related revenue and profit growth $183 driven by Maco 19.8% 21.4% • Negative FX translation primarily in Argentina Margin Margin 2017 2018 2017 2018 9 Notes: Amounts may not add due to rounding.

Rest Of World: France Turnaround Underway ($ Millions) Revenue (10%) Op Profit 2% Fourth Quarter Constant currency (6%) Constant currency +6% • Revenue up 2% excluding French guarding sale Organic - Organic +3% and FX Acq +2% Acq +1% Disp (9%) Disp +2% • France up 1% excluding guarding sale FX (3%) FX (4%) and FX $272 • Profit up 2%, 4% excluding dispositions and FX $246 $32 $31 • Margin rate 12.9%, up 150 bps • France profits up 11.4% 12.9% Margin Margin • Temis integration gaining traction • Yellow Vest protest affected service • Rest of Europe and Asia performing well 2017 2018 2017 2018 Revenue +3% Op Profit (1%) Full Year Constant currency 0% Constant currency (1%) • Revenue up slightly Organic +1% Organic (4%) Acq +4% Acq +4% • Temis acquisition offset by French Disp (5%) Disp (1%) guarding sale FX +3% FX +1% • Margin 11.0%, down 40 bps $1,014 $1,044 • France profits stabilizing $115 $114 • Rest of Europe and Asia performing well • 2019 France profit growth expected from 11.4% integration improvement, cost reduction and Margin 11.0% Margin pricing 2017 2018 2017 2018 10 Notes: Amounts may not add due to rounding. Constant currency represents 2018 results at 2017 exchange rates.

Three-Year Strategic Plan - Strategy 1.0 + 1.5

Organic Growth + Acquisitions

2019 Adjusted EBITDA Target $600 Million – 3-yr CAGR ~21%*

Strategy 1.5
Acquisitions

Adj. EBITDA	$120
Op Profit	$105

- Focus on "core-core" & "core-adjacent"
- Capture synergies & improve density
- 10 Acquisitions closed to date
- $1.1B invested in closed and announced acquisitions to date

Strategy 1.0
Core Organic Growth

Adj. EBITDA	$480
Op Profit	$310

- Close the Gap
- Accelerate Profitable Growth
- Introduce Differentiated Services – technology-driven

2017 → 2018 → 2019

Organic Growth + Acquisitions = Increased Value for Shareholders

Note: See detailed reconciliations of non-GAAP to GAAP results included in the appendix.
* Growth rates calculated based on the mid-point of the range

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Strategy 1.5 – Core Acquisitions

Synergistic, Accretive Acquisitions in Our Core Markets

Core Acquisitions-to-Date

- 2017: 6 completed
- 2018: 3 completed - Dunbar (U.S.), Colombia (minority partner buyout) and WorldBridge (Cambodia)
- 2019: Rodoban completed; 3 pending (1 in Colombia and 2 in Brazil)
- Closed acquisitions expected to generate Adjusted EBITDA of $120 million in 2019
  - Fully synergized ~$180M
- Strong pipeline of additional opportunities


U.S. (AATI)
U.S. (Dunbar)
France (Temis)
Colombia (Minority Partner Buyout)
Signed not closed
Chile (LGS)
Argentina (Maco)
Brazil
Signed not closed
PagFacil
Rodoban
Signed not closed

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Note: See detailed reconciliations of non-GAAP to GAAP results included in the appendix.

Strategy 2.0 – Total Cash Ecosystem

Further Expansion into Cash-Related, High-Value Services

Strategy 2.0 Expand Services & Customer Base

- Expand high-margin, high-value, cost-effective service offerings:
  - Add new unvended and underserved customers with attractively-priced, high-value services
  - Increase share with existing customers via a broader array of high-value services

2019 | 2020 | 2021

Plan to Invest ~$20M (operating expense) in 2019

- Implement customer-facing app and portal
- Enhance and integrate operating systems
- Strengthen product, marketing and sales organizations
- Develop go-to market strategies and conduct customer pilots


BRINKS
What are you looking for?
Orders
Deposits

~$20 Million Operational Expenditures to Drive High-Margin Growth in 2020

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2019 Guidance 20% Op Profit Growth (+100 bps) Including $20-$30 Million OpEx Investment (Non-GAAP) Revenue +9% Op Profit +20% Adj. EBITDA EPS Constant currency +15% Constant currency +37% Constant currency +30% Constant currency +44% Organic +6% Organic +27% +17% +21% Acq/Disp +8% Acq/Disp +10% FX (6%) FX (17%) $590- $4.10 - $405- ~$3,750 $610 $4.30 $425 15.8% - ~15.7% $3,438 16.3% Margin $512 Margin $3,193 $347 11.2%xx%- $3.46 14.9%15.9% 11.7%Margin $2,908 ~11% MarginMargin ~10.9%Margin $3.03 Margin $425 Margin ~16% $281 ~14.5% Margin 10.1% 13.3%13.5% Margin Margin $342 MarginMargin 10.1% 14.9% $2.28 $216 9.9%- 8.8% Margin Margin 10.4% 13.3% Margin 13.3% Margin 11.8%12.7% Margin Margin MarginMargin 7.4% 8.8% Margin8.8% 11.8% Margin 11.8% Margin Margin 7.4% Margin Margin7.4% Margin 2016 2017 2018 2019 2016 2017 2018 2019 2016 2017 2018 2019 2016 2017 2018 2019 Guidance Guidance Guidance Guidance See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP 2016 results in the Appendix. 2019 growth rates calculated based on mid-point of range provided vs 2018. 14 Constant currency represents 2019 guidance at 2018 exchange rates.

Strategic Plan 2017 – 2019 Operating Profit (Non-GAAP, $ Millions) OP 7.4% ~11% Margin $475 -$495 ~ $105 $405 -$425 ~ $105 1.5 ~ $380 $325 Acquisitions 2019 Target March 2017 ~ $310 $216 Investor Day = Organic 1.0 + 2.0 Operating = Closed Acquisitions Investment Profit = Share-based Comp 2016 North South Rest of Corporate 2019 Guidance FX 2.0 + IT 2019 Guidance Actual America America World Constant Currency Investment before 2.0 Investment Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP 2016 results in the Appendix. 15 Constant Currency represents 2019 Guidance at 2019 Target exchange rates as of Investor Day March 2, 2017. FX is the impact of foreign currency translation for the base business (excluding acquisitions).

Financial Update

Full-Year Revenue and Operating Profit vs 2017 (Non-GAAP, $ Millions) Revenue Op Profit % Change 7% 7% 14% (6%) 8% % Change 38% 10% 48% (25%) 23% Constant Constant Currency Currency $213 $3,630 ( $192 ) $28 $417 ( $70 ) $3,438 $223 $107 $3,193 $347 $281 10.1% Margin 8.8% Margin 2017 Organic Acq / Disp* 2018 FX 2018 2017 Organic Acq / Disp* 2018 FX 2018 Revenue Revenue Revenue Op Profit Op Profit Op Profit Before FX Before FX Note: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. *Acq/Disp amounts include the impact of prior year trailing twelve-month results for acquired and disposed businesses. 17 Constant currency represents 2018 results at 2017 exchange rates.

Full-Year Adjusted EBITDA & EPS vs 2017 (Non-GAAP, $ Millions, except EPS) 2018 EPS: $3.46 (+14% vs PY) Adj. EBITDA 2017 EPS: $3.03 +20% vs PY $28 $512 $162 $347 ( $64 ) $142 ( $97 ) ( $7 ) $179 Op Profit Net Interest Taxes Non-controlling Income from D&A Interest Exp Other Adjusted Interest Continuing Ops & Taxes EBITDA vs $66 ($31) ($12) ($1) $22 $7 $47 $11 $87 2017 Note: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2018 Earnings Release available in the Quarterly Results section 18 of the Brink’s website www.brinks.com.

2019 Guidance - Operating Profit and Adjusted EBITDA (Non-GAAP, $ Millions) OP % Change vs. 2018 ~27% ~10% ~37% (~17%) ~20% $655 - $675 $590 - $610** Adjusted ~ $190 EBITDA $512 ~ $185 $33 ( $60 ) $165 $95 D&A/Other $465 - $485 $405 - $425 $347 Operating Profit 10.1% ~11% Margin Margin 2018 Actual Organic Acq / Disp* 2019 Guidance FX 2019 Guidance Constant Currency EPS $3.46 $1.10 $0.43 $4.89 - $5.09 ($0.79) $4.10 – $4.30 Note: Amounts may not add due to rounding. Constant currency represents 2019 guidance at 2018 guidance exchange rates. See detailed reconciliations of non-GAAP to GAAP results included in the Fourth Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. * Acq/Disp amounts include the impact of prior year trailing twelve-month results for acquired and disposed businesses 19 ** Assumes currency rates as of December 31, 2018 for all currencies (except the Argentine peso, for which the company is using an estimated 2019 rate of 45 pesos to the U.S. dollar)

Free Cash Flow (incl. completed acquisitions) (Non-GAAP, $ Millions) Adjusted EBITDA $600 Working Capital: Revenue growth offset by DSO, DPO improvement $45 Cash Restructuring: Acquisitions (Dunbar, Rodoban, Temis) $512 $65 Cash Taxes: Higher income offset by lower ETR, FTCs and refund timing $36 $425 $80 Cash Interest: Higher Net Debt (acquisitions) offset by rates $91 (amend and extend) $86 $64 Cash Capital Expenditures: (detail in appendix) $190 Maintenance: ~4.5% of Revenue $84 Incremental: Strategic initiatives and acquisitions $27 $155 $170 $220 Free Cash Flow before Dividends $166 1 $58 2017 2018 2019 Actual Actual Target $255 $357 $410 EBITDA – Non-GAAP Cash CapEx 2019 Free Cash Flow target – almost quadruples in two years Note: Amounts may not add due to rounding. 20 Non-GAAP Free Cash Flow excludes the impact of Venezuela operations. See detailed reconciliations of cash flows in the Appendix.

Credit Facility and Debt Structure

Debt Balance


~$2.2 B
Available Committed Capacity of ~$0.7B
~$2.5 B
Available Committed Capacity of ~$1.0B
Revolver
Senior Notes
Term Loan A
Capital Leases & Other
$340
$592[1]
$467[1]
$145
$592[1]
$800
$145
12/31/2018
12/31/2018 Pro-forma as Amended*

Pending Credit Facility Amendment*

- Term Loan A to be increased from $467 million to $800 million
- Secured revolving credit facility consistent at $1.0 billion
- Interest floats based on LIBOR plus a margin that is a minimum of 25 bps lower than previous financing
  - Interest rate swap locking $400 million at fixed rate
- Expected interest rate: ~4.25%
- Matures February 2024; Term Loan A amortizes at 5% per year
- Closing fees of $4 million

Additional ~$332 Million of Capacity to Execute Strategy with Improved Terms

1. Net of unamortized issuance costs of $8.0 million on Senior Notes and $1.8 million on Term Loan A.

* Commitments received for planned amendment to existing credit facility, subject to execution of final agreement.

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Net Debt and Leverage (Non-GAAP, $ Millions) Net Debt Adjusted EBITDA and Financial Leverage Significant capacity for acquisitions Leverage Ratio1 1.4 ~1.3 2.4 ~2.0 ~2.0 Adjusted ~ $1,300 EBITDA + ~$480 ~$595 ~$645 Synergized $1,214 Acquisitions $612 ~ $600 $512 $512 $425 $425 Dec 2017 Dec 2018 Pro-forma 2017 Pro-forma 2018 Pro-forma Pro-forma 2 2019 3 2017 2018 2 2019 2 1. Net Debt divided by Adjusted EBITDA 2. Additional pro-forma impact (TTM) based on post-closing synergies through 2020 of closed acquisitions. 3. Forecasted utilization based on business plan through 2019 including closed acquisitions. 22 Note: See detailed reconciliations of non-GAAP to GAAP results in the appendix

Continued Improvement Expected in 2019 (Non-GAAP, $ Millions, except EPS) Operating Profit & Adj. EBITDA 2019 Guidance 6% Revenue $3.75B ~16% (organic growth) 14.9% $405 - $425 Op Profit +20% 13.3% ~11% margin $590 - $610 Adj. EBITDA +17% Adj. EBITDA 11.8% ~16% margin Margin ~11% 10.1% EPS $4.10 - $4.30 +21% 8.8% $590 - $610 Op Profit 7.4% Margin $512 ~ $185 $425 $165 Adj. $342 EBITDA $144 D&A/Other $126 $405- $425 $347 $281 Op Profit $216 2016 2017 2018 2019 Target Notes: See detailed reconciliations of non-GAAP to GAAP results included in the fourth quarter Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. See 23 detailed reconciliations of non-GAAP to GAAP 2016 results in the Appendix.

Appendix

Argentina Revenue 2013-2018 by Quarter (excludes Maco)



Devaluation
USD Revenue
(2%)
(19%)
(12%)
(27%)
(8%)
10%
(30%)
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18
Devaluation
Recovery

- Local currency growth has exceeded inflation over time due to price, ad valorem and volume
  - Union-negotiated salary increases drive pricing
  - Ad-valorem revenue driven by higher volumes and value transported or processed
- Strong operating leverage on price increases…
  - July 2018 price increase ~30%
- Organic improvement in other countries also helps offset Argentina currency

Devaluation historically covered by price and ad valorem increases over time.

USD recovery following a major devaluation historically took three quarters.

USD recovery of recent back-to-back major devaluations could take 6-8 quarters.

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CapEx Expected to Return to ~4.5% of Revenue in 2020 (Non-GAAP, $ Millions) Capital expenditures 2015-20201 Higher 2017-19 CapEx reflects investment in strategic initiatives ~$220 High Return Growth $185 $182 CapEx High High Return Return Growth Growth CapEx CapEx ~4.5% of Revenue $124 $106 Facility Equipment / Other IT Armored Vehicles 2015 Actual 2016 Actual 2017 Actual 2018 Actual 2019 Target 2020 Target % Revenue 3.5% 4.2% 5.8% 5.3% ~6% 2 ~4.5% 2 D&A1 $118 $112 $119 $126 Reinvestment Ratio 0.9 1.1 1.6 1.4 1. Excludes CompuSafe® Service 2. Excludes potential acquisitions (through year-end 2019). 26 See detailed reconciliations of non-GAAP to GAAP in the Appendix.

Non-GAAP Income Tax Rates 2018 Dunbar Acquisition Statutory Tax Rate1 • U.S. had no statutory income • Increase U.S. statutory Argentina 30% in prior years income Brazil 34% - Paid no U.S. Federal tax - No Foreign Tax Credit • Utilize FTCs Chile 27% (FTC) utilization Colombia 37% • Utilize components of U.S. France 34% DTA 2 • U.S. Tax Reform – 2018 Israel 36% - Rate 35% to 21% Mexico 30% - U.S. had statutory earnings at • IRC 338(h)(10) election U.S.3 21% lower rate but other provisions • Incorporate U.S. 21% rate in negative Weighted average 29% - Limited FTC utilization ETR Deductions limited • Initiatives Future ETR Target 31%-33% under tax law 2% - M&A, including Dunbar Near-term Cash Rate Target <25% - Progress on global capital Other ETR items (net), structure Including cross-border - Mix of earnings improvement withholding taxes, etc.4 3% 2018 ETR 34% 2019 ETR Forecast 33% 2018 Cash Tax Rate 32% 2019 Cash Rate Forecast ~20% No U.S. Federal Cash Tax Payments Expected for at Least 6 Years 1. Top 8 in alphabetical order 2. Including dividend withholding taxes 3. Excludes U.S. state income tax 27 4. Includes U.S. state income tax

2016 Non-GAAP Results Reconciled to GAAP (1 of 3) The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) 2016 Q1 Q2 Q3 Q4 Full Year Revenues: GAAP $ 721.8 739.5 755.8 803.5 3,020.6 Venezuela operations(a) (32.1) (21.5) (20.4) (35.4) (109.4) Acquisitions and dispositions(a) (0.8) (1.5) (0.5) - (2.8) Non-GAAP $ 688.9 716.5 734.9 768.1 2,908.4 Operating profit (loss): GAAP $ 23.5 32.2 59.7 69.1 184.5 Venezuela operations(a) (2.7) (1.6) (2.2) (12.0) (18.5) Reorganization and Restructuring(a) 6.0 2.1 2.3 19.9 30.3 Acquisitions and dispositions(a) 6.8 7.4 3.2 2.1 19.5 Non-GAAP $ 33.6 40.1 63.0 79.1 215.8 Interest expense: GAAP $ (4.9) (4.9) (5.1) (5.5) (20.4) Venezuela operations(a) 0.1 - - - 0.1 Non-GAAP $ (4.8) (4.9) (5.1) (5.5) (20.3) Taxes: GAAP $ 9.4 14.5 19.5 35.1 78.5 Retirement plans(c) 2.6 2.9 2.9 2.9 11.3 Venezuela operations(a) (2.5) (4.7) (2.4) (4.5) (14.1) Reorganization and Restructuring(a) 1.9 0.6 0.7 4.2 7.4 Acquisitions and dispositions(a) 0.3 0.9 0.2 0.4 1.8 Deferred tax valuation allowance(b) - - - (14.7) (14.7) Income tax rate adjustment(f) (1.7) (1.5) 0.1 3.1 - Non-GAAP $ 10.0 12.7 21.0 26.5 70.2 Amounts may not add due to rounding. 28 See slide 30 for footnote explanations.

2016 Non-GAAP Results Reconciled to GAAP (2 of 3)

The Brink's Company and subsidiaries
Non-GAAP Reconciliations
(In millions)

		2016 Q1	2016 Q2	2016 Q3	2016 Q4	2016 Full Year
Income (loss) from continuing operations attributable to Brink's:						
GAAP	$	(3.1)	0.3	24.5	14.5	36.2
Retirement plans[(c)]		4.7	5.2	5.0	5.3	20.2
Venezuela operations[(a)]		1.7	5.0	0.4	(4.5)	2.6
Reorganization and Restructuring[(a)]		4.1	1.5	1.7	16.4	23.7
Acquisitions and dispositions[(a)]		6.5	6.5	2.9	2.3	18.2
Deferred tax valuation allowance[(b)]		-	-	-	14.7	14.7
Income tax rate adjustment[(f)]		2.1	1.8	(0.2)	(3.7)	-
Non-GAAP	$	16.0	20.3	34.3	45.0	115.6
EPS:						
GAAP	$	(0.06)	0.01	0.48	0.28	0.72
Retirement plans[(c)]		0.09	0.10	0.10	0.10	0.39
Venezuela operations[(a)]		0.04	0.09	0.01	(0.09)	0.05
Reorganization and Restructuring[(a)]		0.08	0.03	0.04	0.33	0.47
Acquisitions and dispositions[(a)]		0.13	0.13	0.06	0.04	0.37
Deferred tax valuation allowance[(b)]		-	-	-	0.29	0.29
Income tax rate adjustment[(f)]		0.04	0.04	(0.01)	(0.07)	-
Non-GAAP	$	0.32	0.40	0.68	0.88	2.28
Depreciation and Amortization:						
GAAP	$	32.2	32.9	32.4	34.1	131.6
Venezuela operations[(a)]		(0.1)	(0.2)	(0.1)	(0.3)	(0.7)
Reorganization and Restructuring[(a)]		-	-	-	(0.8)	(0.8)
Acquisitions and dispositions[(a)]		(0.9)	(0.9)	(0.9)	(0.9)	(3.6)
Non-GAAP	$	31.2	31.8	31.4	32.1	126.5

Amounts may not add due to rounding.
See slide 30 for footnote explanations.

29

2016 Non-GAAP Results Reconciled to GAAP (3 of 3)

The Brink's Company and subsidiaries
Non-GAAP Reconciliations
(In millions)

		2016				
		Q1	Q2	Q3	Q4	Full Year
Adjusted EBITDA[e]:						
Net income (loss) attributable to Brink's - GAAP	$	(3.1)	0.3	24.5	12.8	34.5
Interest expense - GAAP		4.9	4.9	5.1	5.5	20.4
Income tax provision - GAAP		9.4	14.5	19.5	35.1	78.5
Depreciation and amortization - GAAP		32.2	32.9	32.4	34.1	131.6
EBITDA	$	43.4	52.6	81.5	87.5	265.0
Discontinued operations - GAAP		-	-	-	1.7	1.7
Retirement plans[c]		7.3	8.1	7.9	8.2	31.5
Venezuela operations[a]		(1.0)	0.1	(2.1)	(9.3)	(12.3)
Reorganization and Restructuring[a]		6.0	2.1	2.4	19.8	30.3
Acquisitions and dispositions[a]		5.9	6.5	2.2	1.8	16.4
Income tax rate adjustment[f]		0.4	0.3	(0.1)	(0.6)	-
Share-based compensation[d]		2.8	2.1	1.8	2.8	9.5
Adjusted EBITDA	$	64.8	71.8	93.6	111.9	342.1

The outlook for 2019 Non-GAAP Adjusted EBITDA, 2019 Non-GAAP operating profit, 2019 non-GAAP EPS, and 2019 target free cash flows cannot be reconciled to GAAP without unreasonable effort. We cannot reconcile these amounts to GAAP because we are unable to accurately forecast the impact of highly inflationary accounting on our Argentina operations and other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. The impact of highly inflationary accounting on our Argentina operations and other potential Non-GAAP adjusting items could be significant to our GAAP results and cash flows. The Non-GAAP outlook for 2019 and 2020 capital expenditures excludes forecasted capital leases and CompuSafe additions for those years. The Non-GAAP outlook for year-end 2019 Net Debt does not include any forecasted changes to the 2018 balance of restricted cash borrowings or certain cash amounts held by Cash Management Services operations. However, it does include forecasted utilization of debt capacity for announced and potential business acquisitions as well as forecasted cash flow impact from closed, announced and potential business acquisitions.

(a) See "Other Items Not Allocated To Segments" on slide 31 for details. We do not consider these items to be reflective of our core operating performance due to the variability of such items from period-to-period in terms of size, nature and significance.
(b) There was a change in judgment resulting in a valuation allowance against certain tax attributes with a limited statutory carryforward period that are no longer more-likely-than-not to be realized due to lower than expected U.S. operating results, certain non-GAAP pre-tax items, and other timing of tax deductions related to executive leadership transition.
(c) Our U.S. retirement plans are frozen and costs related to these plans are excluded from non-GAAP results. Certain non-U.S. operations also have retirement plans. Settlement charges related to these non-U.S. plans are also excluded from non-GAAP results.
(d)There is no difference between GAAP and non-GAAP share-based compensation amounts for the periods presented.
(e) Adjusted EBITDA is defined as non-GAAP income from continuing operations excluding the impact of non-GAAP interest expense, non-GAAP income tax provision, non-GAAP depreciation and amortization and non-GAAP share-based compensation.
(f) Non-GAAP income from continuing operations and non-GAAP EPS have been adjusted to reflect an effective income tax rate in each interim period equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate was 36.8% for 2016.

30

Amounts may not add due to rounding

Non-GAAP Reconciliation - Other The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) (In millions) Brink’s measures its segment results before income and expenses for corporate activities and for certain other items. A summary of the other items not allocated to segment results is below. Venezuela operations We have excluded from our segment results all of our Venezuela operating results, due to the Venezuelan government's restrictions that have prevented us from repatriating funds. As a result, the Chief Executive Officer, the Company's Chief Operating Decision maker ("CODM"), assesses segment performance and makes resource decisions by segment excluding Venezuela operating results. Reorganization and Restructuring 2016 Restructuring In the fourth quarter of 2016, management implemented restructuring actions across our global business operations and our corporate functions. As a result of these actions, we recognized $18.1 million in related 2016 costs. Executive Leadership and Board of Directors In 2015, we recognized $1.8 million in charges related to Executive Leadership and Board of Directors restructuring actions, which were announced in January 2016. We recognized $4.3 million in charges in 2016 related to the Executive Leadership and Board of Directors restructuring actions. 2015 Restructuring Brink's initiated a restructuring of its business in the third quarter of 2015. We recognized $11.6 million in related 2015 costs and an additional $6.5 million in 2016 related to this restructuring. The actions under this program were substantially completed by the end of 2016, with cumulative pretax charges of approximately $18 million. Due to the unique circumstances around these charges, they have not been allocated to segment results and are excluded from non-GAAP results. Acquisitions and dispositions Certain acquisition and disposition items that are not considered part of the ongoing activities of the business and are special in nature are consistently excluded from non-GAAP results. These items are described below: 2016 Acquisitions and Dispositions - Due to management's decision in the first quarter of 2016 to exit the Republic of Ireland, the prospective impacts of shutting down this operation were included in items not allocated to segments and were excluded from the operating segments effective March 1, 2016. This activity is also excluded from the consolidated non-GAAP results. Beginning May 1, 2016, due to management's decision to also exit Northern Ireland, the results of shutting down these operations were treated similarly to the Republic of Ireland. - Amortization expense for acquisition-related intangible assets was $3.6 million in 2016. - Brink's recognized a $2.0 million loss related to the sale of corporate assets in the second quarter of 2016. 31

Non-GAAP Reconciliation - Other The Brink’s Company and subsidiaries Non-GAAP Reconciliations — Other Amounts (Unaudited) (In millions) Amounts Used to Calculate Reinvestment Ratio Property and Equipment Acquired During the Period Full-Year Full Year Full Year Full Year 2015 2016 2017 2018 Capital expenditures — GAAP 101.1 112.2 174.5 155.1 Capital leases — GAAP 18.9 29.4 51.7 51.9 Total Property and equipment acquired 120.0 141.6 226.2 207.0 Venezuela property and equipment acquired (4.3) (5.0) (4.2) - CompuSafe (10.2) (13.1) (37.5) (25.1) Total property and equipment acquired excluding Venezuela & CompuSafe 105.5 123.5 184.5 181.9 Depreciation Depreciation and amortization — GAAP 139.9 131.6 146.6 162.3 Amortization of intangible assets (4.2) (3.6) (8.4) (17.7) Venezuela depreciation (3.9) (0.7) (1.7) (1.1) Reorganization and Restructuring - (0.8) (2.2) (1.9) CompuSafe (14.2) (14.9) (15.6) (15.9) Depreciation and amortization — Non-GAAP (excluding CompuSafe) 117.6 111.6 118.7 125.7 Reinvestment Ratio 0.9 1.1 1.6 1.4 32

Non-GAAP Reconciliation – Cash Flows The Brink’s Company and subsidiaries (In millions) Full Year Full Year 2017 2018 Cash flows from operating activities Operating activities - GAAP $ 296.4 $ 364.1 Venezuela operations (17.3) (0.4) (Increase) decrease in restricted cash held for customers (44.3) (44.4) (Increase) decrease in certain customer obligations(a) (6.1) 1.7 Operating activities - non-GAAP $ 228.7 $ 321.0 (a) To adjust for the change in the balance of customer obligations related to cash received and processed in certain of our secure Cash Management Services operations. The title to this cash transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources. Non-GAAP cash flows from operating activities is a supplemental financial measure that is not required by, or presented in accordance with GAAP. The purpose of this non-GAAP measure is to report financial information excluding cash flows from Venezuela operations and the impact of cash received and processed in certain of our Cash Management Services operations. We believe this measure is helpful in assessing cash flows from operations, enables period-to-period comparability and is useful in predicting future operating cash flows. This non-GAAP measure should not be considered as an alternative to cash flows from operating activities determined in accordance with GAAP and should be read in conjunction with our consolidated statements of cash flows. 33

Non-GAAP Reconciliation – Net Debt The Brink’s Company and subsidiaries Non-GAAP Reconciliations - Net Debt (Unaudited) (In millions) December 31, December 31, (In millions) 2017 2018 Debt: Short-term borrowings $ 45.2 $ 28.9 Long-term debt 1,191.5 1,525.1 Total Debt 1,236.7 1,554.0 Restricted cash borrowings(a) (27.0) (10.5) Total Debt without restricted cash borrowings 1,209.7 1,543.5 Less: Cash and cash equivalents 614.3 343.4 Amounts held by Cash Management Services operations(b) (16.1) (14.1) Cash and cash equivalents available for general corporate purposes 598.2 329.3 Net Debt $ 611.5 $ 1,214.2 a) Restricted cash borrowings are related to cash borrowed under lending arrangements used in the process of managing customer cash supply chains, which is currently classified as restricted cash and not available for general corporate purposes. b) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt. Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP, as of December 31, 2017 and December 31, 2018. 34